GOLDONLINE INTERNATIONAL, INC.
PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET AS OF JULY 31, 2000
EXHIBIT 99.2
(Unaudited)


                                                  GOLDONLINE           HMS
                                                INTERNATIONAL        JEWELRY                 ADJUSTMENTS        PRO FORMA
ASSETS
Current assets
 Cash and cash equivalents                      $  5,969,201           869,557      (1)        1,567,500         3,906,258
                                                                                    (2)       (4,500,000)
 Accounts receivable                                  86,568           814,166                                     900,734
 Inventory                                           925,338         4,728,975                                   5,654,313
 Other current assets                                 91,450           206,429                                     297,879
                                                ------------------------------              ------------------------------
                                                   7,072,557         6,619,127                (2,932,500)       10,759,184
Property and equipment, net                          157,024           197,107                                     354,131
Goodwill, net                                         92,336                        (2)        3,586,347         3,678,683
Other non-current assets                              52,541             1,997                                      54,538
                                                ------------------------------              ------------------------------
                                                $  7,374,458      $  6,818,231              $    653,847      $ 14,846,536
                                                ==============================              ==============================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
 Current installments of long-term debt and
  notes payable                                 $    211,913         2,747,705                                   2,959,618
 Accounts payable and accrued liabilities            200,208           435,165                                     635,373
 Due to shareholder                                    2,457                                                         2,457
                                                ------------------------------              ------------------------------
                                                     414,578         3,182,870                        --         3,597,448
                                                ------------------------------              ------------------------------
Long-term debt less current installments              58,930           221,708      (2)        2,500,000         2,780,638

Stockholders' equity
 Common stock                                          9,498                        (1)              110             9,608
 Additional paid-in capital                        7,013,946                        (1)        1,567,390         8,581,336
 Partners' equity                                                    3,413,653      (2)       (3,413,653)               --
 Deficit                                            (122,494)                                                     (122,494)
                                                ------------------------------              ------------------------------
                                                   6,900,950         3,413,653                (1,846,153)        8,468,450
                                                ------------------------------              ------------------------------
                                                $  7,374,458      $  6,818,231              $    653,847      $ 14,846,536
                                                ==============================              ==============================

GOLDONLINE INTERNATIONAL, INC.
PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET AS OF JULY 31, 2000
PRO FORMA ADJUSTMENTS
(Unaudited)

                                                                   DEBIT          CREDIT
                       (1)
Cash                                                            1,567,500
Common stock                                                                          110
Additional paid-in capital                                                      1,567,390

Record sale of 1,100,000 shares of common stock for cash.


                       (2)
Goodwill                                                        3,586,347
Partners' equity                                                3,413,653
Cash                                                                            4,500,000
Long-term debt less current installments                                        2,500,000

Record purchase of HMS for cash and debt.